UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 25, 2016

Paycom Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36393	80-0957485
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7501 W. Memorial Road, Oklahoma City, Oklahoma		73142
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (405) 722-6900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 26, 2016, Paycom Software, Inc. (the “Company”) issued a press release announcing the approval of a stock repurchase plan, which was approved by the Company’s board of directors on May 25, 2016. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release, dated May 26, 2016, issued by Paycom Software, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCOM SOFTWARE, INC.

Date: May 26, 2016	By:	/s/ Craig E. Boelte
	Name:	Craig E. Boelte
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press Release, dated May 26, 2016, issued by Paycom Software, Inc.